SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON DC  20549

                                   FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                         Date of Report:  May 18, 2001
                       ---------------------------------
                       (Date of earliest event reported)



                     Advanced Deposition Technologies, Inc.
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             (Exact Name of Registrant as Specified in its Charter





       Delaware                  1-12230               04-2865714
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(State of Incorporation)    (Commission File No.)    (I.R.S. Employer
                                                      Identification No.)




          580 Myles Standish Boulevard, Taunton, Massachusetts 02780
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            (Address and Zip Code of Principal Executive Offices)


Registrant's telephone number including area code: (508) 823-0707
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ITEM 5. Other Events.

     On May 18, 2001, the United States Bankruptcy Court for the District of Massachusetts (Boston) denied our petition for an order authorizing our use of cash collateral and allowed the Bank of Canada to foreclose on the collateral for its loan (Case Number 2001-12803). Immediately following the hearing, the Bank of Canada took possession of all of our physical assets and denied our management access to our corporate offices. The Court also authorized us to issue paychecks to our employees for wages, taxes and benefits though May 18, 2001 in the approximate amount of $70,000 and to pay vendors for post petition goods and services provided through May 18, 2001 up to $85,000. The Court also ordered us to provide the Bank of Canada with a full accounting forthwith.

     A copy of the Court's Order is attached hereto as Exhibit 99.1.





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Listed below are the exhibits filed as a part of this report.

     EXHIBITS:

     99.1   Court Order dated May 18, 2001   Filed herewith electronically.























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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADVANCED DEPOSITION TECHNOLOGIES, INC.



Date:  May 23, 2001               By:  /s/ Glenn J. Walters
                                       Glenn J. Walters
                                       Chief Executive Officer






































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